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                                     EXHIBIT
                                      10.55


              Mortgage Agreement, dated January 12, 1998, executed
             by Aid Association for Lutherans in favor of Congress
                      Financial Corporation (Western) with respect to
                 premises at 20000 S. Western Avenue, Torrance,
                         California (Exhibits omitted).


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                               MORTGAGE AGREEMENT

     CONGRESS FINANCIAL CORPORATION (WESTERN) ("Congress") has entered or is about to enter into financing arrangements with ANGELES ACQUISITION CORP. ("Debtor") pursuant to which Congress has been or may be granted a security interest in any or all of Debtor's or its affiliates' personal property, including, but not limited to, inventory and equipment (hereinafter "Personal Property"). For purposes of this Agreement, the term "Personal Property" does not include plumbing and electrical fixtures, heating, ventilation and air conditioning, wall and floor coverings, walls or ceilings and other fixtures not constituting trade fixtures. Some of the Personal Property has or may from time to time become affixed to or be located on, wholly or in part, the real property leased by Debtor or its affiliates located at 20000 S. Western Ave., Torrance, CA 90501, the legal description of which is attached as Exhibit A (the "Premises"). The undersigned is the mortgagee under a mortgage or beneficiary of a deed of trust encumbering the Premises.

     In order for Congress to consider making loans or providing other financial accommodations to Debtor or its affiliates in reliance upon the Personal Property as collateral, the undersigned agrees as follows:

     1. The Personal Property may be installed in or located on the Premises and is not and shall not be deemed a fixture or part of the real property but shall at all times be considered personal property.

     2. Congress, as its option, may enter and use the Premises for the purpose of repossessing, removing, selling or otherwise dealing with any of the Personal Property, and such right shall continue from the date Congress enters the Premises for a period of up to ninety (90) days after the receipt by Congress of written notice from the undersigned directing removal of the Personal Property; provided, that, (a) for each day that Congress uses the Premises pursuant to the rights granted to it hereunder, unless the person entitled thereto has otherwise been paid rent in respect of any of such period. Congress shall pay the regularly scheduled rent provided under the lease relating to the Premises between the owner of the Premises and Debtor (the "Lease"), prorated on a per diem basis to be determined on a thirty (30) day month, without thereby assuming the Lease or incurring any other obligations of Debtor and (b) any damage to the Premises caused by Congress or its representatives will be repaired by Congress at its sole expense.

     3. The undersigned agrees to send notice in writing of any default under the mortgage or deed of trust encumbering the Premises, and (if the undersigned succeeds to the interest of the owner of the Premises in the Premises) notice in writing of any default under the Lease to:

                    Congress Financial Corporation (Western)
                    225 South Lake Avenue, Suite 1000
                    Pasadena, California 91101
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Upon receipt of such notice, Congress shall have the right, but not the obligation, to cure such default within ten (10) days thereafter. Any payment made or act done by Congress to cure any such default shall not constitute an assumption of the Lease or said mortgage or deed of trust, or any obligations of Debtor or the owner of the Premises.

     4. This waiver may not be changed or terminated orally or by course of conduct and is binding upon the undersigned and the heirs, personal representatives, successors and assigns of the undersigned and inures to the benefit of Congress and the successors and assigns of Congress.

     5. The "Personal Property" includes the items on the attached Exhibit B, but does not include the items shown on Exhibit B which are crossed off.

     Dated this 12th day of January, 1998.

                               Aid Association for Lutherans, a Wisconsin corporation

                               By    /s/ Wayne C. Streck
                                     -----------------------------------------
                               Title    Vice President-Mortgages & Real Estate
                                       ---------------------------------------

                               By   /s/ Charles G. Egli
                                    ------------------------------------------
                               Title    Assistant Secretary
                                       ---------------------------------------

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                            MORTGAGEE ACKNOWLEDGEMENT
                                  (CORPORATION)


STATE OF Wisconsin
                          ss:
COUNTY OF Outagamie


     I, Linda K. Sklenar , a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, do hereby certify that on this 12th day of January , 199 8 , personally appeared before me Wayne C. Streck and Charles G. Egli (Name of Signer for MORTGAGEE) to me personally known to be the person who signed the foregoing MORTGAGEE Waiver, and who, being by me duly sworn and being informed of the contents of said MORTGAGEE Waiver, stated and acknowledged to me under oath that they are Vice President - Mortgages & Real Estate and Assistant Secretary of Aid Association for Lutherans the Corporation named in and which executed the said MORTGAGEE Waiver, and that they know the corporate seal of said Corporation, and that the seal affixed to said MORTGAGEE Waiver, as the corporate seal of said Corporation, that they are duly authorized to execute said MORTGAGEE Waiver, for, in the name of and on behalf of said Corporation, and that same was signed, sealed, executed and delivered by them in the name of and on behalf of said Corporation by authority of its Board of Directors and that the execution of said MORTGAGEE Waiver was their free and voluntary act and deed in their said capacity and acknowledged to me that said Corporation executed the same as its voluntary and was by them voluntarily executed, on behalf of said Corporation for the uses, purposes and consideration therein mentioned and set forth.

     WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.


                              /s/ Linda K. Sklenar
                        -----------------------------------
                                             Notary Public

                       Commission expires: 09/13/98